UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	011-36259	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On September 23, 2016, Nova Furniture Ltd., a company incorporated in Samoa (“Nova Samoa” or “Seller”) and wholly owned subsidiary of Nova LifeStyle, Inc. (the “Company”), entered into a Share Transfer Agreement (the “Agreement”) with Kuka Design Limited, a company incorporated in British Virgin Islands (“Kuka Design BVI” or “Buyer”).  Pursuant to the terms of the Agreement, the Seller will sell all of the issued and outstanding shares of Nova Furniture Ltd. in BVI (“Nova BVI””), a wholly owned subsidiary of the Seller to the Buyer for a total of $8,500,000 (the “Transaction”), which value is primarily derived from Nova BVI’s direct wholly-owned operating entity Nova Furniture (Dongguan) Co., Ltd. in China (“Nova Dongguan”), and Nova Dongguan’s wholly owned subsidiary Nova Dongguan Chinese Style Furniture Museum (“Nova Museum”) and 90.91% owned subsidiary Dongguan Ding Nuo Household Products Co., Ltd. (“Ding Nuo”).  As a part of the transaction, the Company made certain restructuring prior to the execution of the Agreement: 1) the Company incorporated a new direct wholly owned subsidiary Nova Samoa; 2) the Company transferred another direct wholly owned subsidiary Nova BVI to Nova Samoa and Nova BVI becomes a direct wholly owned subsidiary of Nova Samoa and an indirect wholly owned subsidiary of the Company; and 3) Nova BVI transferred its wholly owned subsidiary Nova Furniture Macao Commercial Offshore Limited (“Nova Macao”) to the Company and Nova Macao becomes a direct wholly owned the subsidiary of the Company.  Nova Samoa, Nova BVI and Nova Macao are all direct or indirect wholly owned subsidiaries of the Company before the consummation of the Transaction. Upon consummation of the Transaction, the Buyer will own 100% of Nova BVI.

The Agreement contains customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 8.01   Other Events

On September 29, 2016, the Company issued a press release announcing the share transfer described in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Share Transfer Agreement between Nova Samoa and Kuka Design BVI
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: September 29, 2016	By:	/s/ Thanh H. Lam
Thanh H. Lam
	Its:	Chairperson and President